UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2020

Blonder Tongue Laboratories, Inc.

(Exact Name of registrant as specified in its charter)

Delaware	1-14120	52-1611421
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Jake Brown Road, Old Bridge, New Jersey  08857

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (732) 679-4000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $.001	BDR	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 10, 2020 and October 12, 2020, the Board of Directors of Blonder Tongue Laboratories, Inc. (the “Company”) adopted certain amendments (the "Amendments") to the Company's existing Executive Stock Purchase Plan (the “Plan”). The Amendments are incorporated in a Second Amended and Restated Executive Stock Purchase Plan and an Amendment No. 1 to Second Amended and Restated Executive Stock Purchase Plan. The Plan, initially adopted in June 2014 and amended and restated in November 2016, permits executive officers of the Company to elect to purchase shares of Company common stock in lieu of receiving cash salary payments. The Amendments increase the maximum aggregate number of shares of Company common stock that may be purchased by all participants from 250,000 to 750,000 shares and amend certain provisions relating to the timing of an executive's election to receive shares in lieu of cash compensation and the method of calculating the fair market value of such shares. The shares will be acquired directly from the Company at the fair market value of the Company’s common stock on the date of acquisition, with the fair market value currently to be determined based on the closing price reported on NYSE American on such date.

The foregoing summary is not complete and is qualified in its entirety by reference to the Second Amended and Restated Executive Stock Purchase Plan and Amendment No. 1 to Second Amended and Restated Executive Stock Purchase Plan, which are filed as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits

(d) Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description

10.1	Second Amended and Restated Executive Stock Purchase Plan
10.2	Amendment No. 1 to Second Amended and Restated Executive Stock Purchase Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 14, 2020	BLONDER TONGUE LABORATORIES, INC.

	By:	/s/ Eric Skolnik
Eric Skolnik
Senior Vice President and Chief Financial Officer

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